UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2017

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 1, 2017, MabVax Therapeutics Holdings, Inc. (“Company”) entered into renewed employment agreements with each of J. David Hansen, its Chairman, President and Chief Executive Officer, Paul W. Maffuid, Ph.D., its Executive Vice President of Research and Development, and Gregory P. Hanson, CMA, MBA, its Chief Financial Officer (the “Employment Agreements”). The principal purpose of each of the Employment Agreements was to extend the term of each of Mr. Hansen’s, Dr. Maffuid’s and Mr. Hanson’s (the “Executives”) employment through July 1, 2020 as previously entered into employment agreements terminated or will terminate on July 1, 2017, July 21, 2017 and July 1, 2017, respectively. These agreements supersede and replace the Employment Agreements between the Company and each of Mr. Hansen and Mr. Hanson dated July 1, 2014 and the Employment Agreement between the Company and Dr. Maffuid dated July 21, 2014 (the “Prior Agreements”) and contain substantially the same terms as the Prior Agreements except as set forth below.

Employment Agreements

Effective Date:	July 1, 2017

Expiration Date:	July 1, 2020

Equity Compensation:	The Executives may receive equity compensation at the discretion of the Company’s Board of Directors.

Name of Executive	Title	Base Salary	Bonus Eligibility*
J. David Hansen	Chairman of the Board of Directors, President and Chief Executive Officer	$430,000	Up to 50% of Base Salary
Paul W. Maffuid, Ph.D.	Executive Vice President of Research and Development	$325,000	Up to 30% of Base Salary
Gregory P. Hanson CMA, MBA	Chief Financial Officer	$310,000	Up to 30% of Base Salary

* Bonus is based on certain performance-based objectives established by the Company.

The Company’s entry of the Prior Agreements and summaries of the material terms thereof were disclosed in the Company’s Annual Report on Form 10-K filed on March 1, 2017, which summaries are qualified in their entirety by reference to the full text of the Prior Agreements, and filed as Exhibits 10.9 and 10.10 to the Company’s Quarterly Report on Form 10-Q filed on August 8, 2014 and Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q/A filed on August 12, 2015, which are incorporated herein by reference.

On July 1, 2017, the Company also entered into an amendment to its employment agreement with Wolfgang W. Scholz, Ph.D. to extend the term of Dr. Scholz’s employment under the employment agreement between the Company and Dr. Scholz dated July 1, 2014 to have a new expiration date of June 30, 2018. All other terms of Dr. Scholz’s employment agreement that were in effect prior to the amendment remain in effect. The entry of Dr. Scholz’s employment agreement and summaries of the material terms thereof were disclosed in the Company’s Current Report on Form 8-K filed on July 9, 2014, which summaries are qualified in their entirety by reference to the full text of the Dr. Scholz’s employment agreement, filed as Exhibit 10.11 to the Company’s Quarterly Report filed on Form 10-Q on August 8, 2014, which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: July 3, 2017	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer